AFL-CIO Housing Investment Trust
                           1998 Annual Report

Performance Highlights

                                          1998                      1997
                                      --------------         ---------------
Net Assets                             $2,023 million        $1,672 million
New participant investment               $234 million          $187 million
Participant reinvestment                 $118 million           $96 million
Investment commitments                   $488 million          $351 million
Investment fundings                    $1,050 million          $483 million
Number of participants                            409                   394
Gross yield on investment                       7.54%                 8.04%
Total gross rate of return, 1-year              8.71%                11.22%

                               As of December 31

MESSAGE FROM THE PRESIDENT OF THE AFL-CIO

[Photograph of John J. Sweeney]

     Nineteen ninety-eight will go down in the history of the AFL-CIO Housing Investment Trust as the year when net assets exceeded $2 billion and investment activity produced the highest dollar volume of new loans of any year to date. In the past four years, the Trust has more than doubled its asset base and lending capacity. It has done this without compromising the objectives that inspired its creation more than three decades ago. Its productive and highly secure investments continue to generate the competitive returns that are labor's bottom-line objective. At the same time, its 1998 commitments will finance homes for more than 4,500 families, create more than 4,200 jobs, and provide at least 900 affordable mortgages for union members and city employees. Through the capital it brought to housing development, the Trust made unions central players in creating more livable communities all across the country.

     I was pleased to help the Trust launch an exciting home rehabilitation program in New Orleans last year - an initiative that will boost union employment as it lifts up neglected neighborhoods. Although it is just one example of the Trust's work in 1998, it shows dramatically the impact workers can have on their communities through their pension investments. This is why the AFL-CIO is so proud of what the Trust is accomplishing and why we advocate through our capital stewardship program that union leaders and the trustees of our pension plans pursue "high road investments" like the AFL-CIO Housing Investment Trust.


/s/ John J. Sweeney

JOHN J. SWEENEY

REPORT TO PARTICIPANTS

[Photograph of Richard Ravitch]

     The AFL-CIO Housing Investment Trust has completed one of its most impressive years to date. It set records for growth in 1998 and continued to provide participants highly competitive rates of return. This was a year when net assets topped $2 billion for the first time, when new investments reached historic levels, and when the Trust embarked on a bold investment strategy designed to solidify its leadership in community housing investment as we approach the new century. These performance milestones were matched by commensurate growth in the Trust's internal management capacity, while keeping expenses among the lowest in the industry. The year's outstanding record is detailed in the following pages.

/s/ Richard Ravitch

RICHARD RAVITCH, CHAIRMAN, BOARD OF TRUSTEES

PERFORMANCE

The AFL-CIO Housing Investment Trust outperformed its industry benchmarks in 1998, bringing participants highly competitive risk-adjusted returns on their investments. The total gross rate of return for the year ended December 31 was 8.71 percent. This compared favorably to the rates recorded by the Salomon Brothers Mortgage Index and Lehman Brothers Aggregate Index, which were 6.99 percent and 8.69 percent, respectively. In a year when fixed-income markets reacted to turmoil in the world economy by a so-called "flight-to-quality," the Trust closed the period with the steady performance that has become its trademark.

     The Trust's performance over longer periods was particularly impressive. Total gross rates of return for the three-year, five-year, and ten-year periods ended December 31, 1998 were 8.48 percent, 8.45 percent, and 10.10 percent, respectively. As shown in the chart at right, these rates consistently exceeded industry benchmarks for each period.

     Net rates of return at December 31 were also strong, at 8.28 percent for one year, 8.02 percent for three years, 7.96 percent for five years, and 9.58 percent for ten years.

     The Trust made distributions to participants of $3,978,000 in net realized gains, a substantial increase over the $733,000 distributed in 1997. The Trust's net asset value per unit reached $1,114.08 at the close of the year, the highest year-end level ever.

PERFORMANCE
TOTAL GROSS RATE OF RETURN

                                        1 YEAR     3 YEAR    5 YEAR    10 YEAR
------------------------------------------------------------------------------
AFL-CIO HOUSING INVESTMENT TRUST         8.71%      8.48%    8.45%     10.10%
SALOMON BROTHERS MORTGAGE INDEX          6.99%      7.20%    7.24%      9.18%
LEHMAN BROTHERS AGGREGATE BOND INDEX     8.69%      7.29%    7.27%      9.26%

GROWTH

The Trust's net assets grew by $351 million, the largest one-year increase in history. During December, the Trust passed the $2 billion milestone, closing the year at $2.023 billion in net assets. This represented a substantial 21 percent increase over the year-ago figure of $1.672 billion. Helping assure that the Trust would surpass $2 billion in 1998 were significant year-end contributions from the International Brotherhood of Painters and Allied Trades Union & Industry Pension Fund and from the Joint Industry Board of the Electrical Industry of New York.

    The Trust's strong growth -- with assets doubling in less than four years -- was a reflection of the continuing confidence of investors, who contributed an all-time high of $336 million in new investment in 1998. This included net participant investment of $218 million and $118 million in reinvested earnings.

     More Taft-Hartley and public sector pension plans that ever before are participating in the Trust. The number of participants at year-end totaled 409,up from 394 a year earlier.

PORTFOLIO

Active portfolio management continued to be a cornerstone of the Trust's investment strategy, helping to minimize yield amid fluctuations in the market. Close monitoring of portfolio duration and convexity enabled the Trust to make timely adjustments as market conditions warranted. This contributed to the Trust's competitive performance relative to industry benchmarks.

     Multi-family securities comprised 55 percent of the portfolio at year-end, and single-family securities comprised 43 percent. The cash and short-term investment position was just 2 percent of net assets another key factor in the Trust's outstanding performance for the year.

     The portfolio distribution at December 31 is shown in the chart at left.

     Participants continued to obtain a high degree of security through investments in the Trust. Over 98 percent on the Trust's long-term portfolio at year-end was insured or guaranteed by the U.S. government or government-sponsored enterprises such as Fannie Mae or Freddie Mac.

     Once again, the Trust carried out its investment program with one of the most cost-effective operating structures in the industry. Total operating expenses were just 39 basis points, or 0.39 percent of average net assets, a reduction of nearly one-quarter in three years.

PORTFOLIO DISTRIBUTION

FHA MORTGAGES                             30.0%
FHA CONSTRUCTION LOANS                     6.6%
GNMA SECURITIES                           27.1%
GNMA CONSTRUCTION LOANS                    6.8%
FNMA SECURITIES                           19.4%
FHLMC SECURITIES                           6.3%
LOCAL INITIATIVES                          1.9%
SHORT-TERM INVESTMENTS                     1.9%

EXPENSE RATIO

OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS

1994                      0.52%
1995                      0.51%
1996                      0.46%
1997                      0.43%
1998                      0.39%

[Photograph of Frank Hanley]

"The Trust's long record of performance makes it a model for the prudent investment of union pension funds in activities that meet labor's broader economic goals."

Frank Hanley
President, International Union
of Operating Engineers

INVESTMENT

The Trust expanded its housing investment activity to a historic level in 1998, bringing into play new strategies for utilizing pension funds to solve a wide range of housing needs in local communities.

     More funds were committed for housing in 1998 than in any prior year. In all, the Trust issued financial commitment totaling more than $488 million. This included $323 million for 22 multi-family projects that will have over 3,200 units of housing and $165 million for single-family housing projects comprising over 1,300 units.

     Contributing to this success were growing involvements with state and local organizations that turned to the Trust for assistance in addressing their housing needs. The Trust worked with state housing finance agencies, city housing authorities, and public and private development organizations to devise answers to housing problems in communities across the country.

     Total investment funding for single- and multi-family housing reached an unprecedented $1.05 billion during the year.

     With the approval of the Board of Trustees, the Trust launched an ambitious investment strategy for the period ahead -- Urban Investment 2000. This strategy creates new opportunities to increase the Trust's investment pipeline and to link with public and private partners to meet local housing and community development needs. Urban Investment 2000 has already opened the door to productive partnerships with many cities to increase homeownership in urban areas. The investment strategy will also address cities' needs for rental housing, permanent housing for the homeless, and economic development. In addition to furthering the Trust's work with the cities, it will serve as a foundation for expanded relationships with such

LOAN PRODUCTION
NEW COMMITMENTS

  YEAR                       DOLLAR VALUE (IN MILLIONS)
                     SINGLE FAMILY     MULTI-FAMILY     TOTAL
  ----------------------------------------------------------------
  1990                  -              $59               $59
  1991                $26               85               111
  1992                102               67               169
  1993                 42              103               145
  1994                 51              161               212
  1995                 70              258               328
  1996                 35              328               363
  1997                 65              286               351
  1998                165              323               488

LOAN PRODUCTION
INVESTMENT FUNDINGS (IN MILLIONS)

1990             $   64
1991                100
1992                299
1993                298
1994                426
1995                407
1996                470
1997                483
1998              1,050

[Photographs And Drawings of Various Projects]

investment partners as HUD, Fannie Mae, Freddie Mac, state housing finance agencies, and community development groups.

     A few examples of Trust activities in 1998 illustrate the wide range of community needs addressed by its investments.

-The Homeownership Opportunity Initiative, a $250 million endeavor with Fannie
 Mae, garnered strong endorsements from mayors in San Francisco, Seattle, Boston, Columbus, Minneapolis, St. Paul, New Orleans, and other cities after a February launch. The initiative offers attractive financing for union-uilt homes in designated cities -- like those at River Station in Minneapolis -- plus affordable mortgages for union members and public employees who buy existing homes in urban areas.

-The old Otis Terminal Warehouse in Cleveland is entering a new life as an apartment building, shown at left. The Trust is providing $26.5 million to rehabilitate the structure and create nearly 250 units of housing plus commercial space, parking and a fitness facility. Total development costs will exceed $36 million.

-Blighted neighborhoods in New Orleans are getting a facelift through "At Home in New Orleans," an imaginative partnership of the Trust, Freddie Mac, and the City of New Orleans. Unions affiliated with the Southeast Louisiana Building and Construction Trades Council will renovate or rebuild abandoned homes acquired by the city. The Trust has made an initial commitment of $20 million for up to 250 homes.

-The Trust is helping to turn around a troubled HUD property in Pittsburgh with its financing for New Penney Place. The run-down housing complex is getting complete makeover to make it an asset to the neighborhood. The Trust is providing $682,000 in construction

[Photograph of Linda Chavez-Thompson]
"The Housing Investment Trust is on the cutting edge of the AFL-CIO's efforts to build partnerships with communities, while promoting jobs, affordable housing, and homeownership."
LINDA CHAVEZ-THOMPSON
EXECUTIVE VICE PRESIDENT
AFL-CIO

[Photograph of Michael M. Arnold]
"We take seriously our mission to make a difference in the lives of working men and women by helping provide retirement security and building more livable communities."
MICHAEL M. ARNOLD
DIRECTOR OF
INVESTOR RELATIONS


 and permanent financing, a $2.9 million secured bridge loan, and $3.5 million in Section 8 rental assistance for this $14.6 million project.

-Redevelopment of a shut-down IBM facility in Kingston, N.Y., is bringing new jobs to an economically depressed area. The Trust is providing $41.1 million to transform the IBM plant into a 280-bed nursing center, Hudson River Valley Care.

-The New Mexico Mortgage Finance Authority is partnering with the Trust to develop 100 affordable apartments in Albuquerque. The Trust issued a $3.3 million commitment for the Life Style Apartments Renaissance Center, which shown on the opposite page.

-In Jefferson Parish, Louisiana, the Trust has committed $2.1 million in financing and $8.5 million in Section 8 rental assistance for the renovation of the Jefferson Place Apartments, a dilapidated HUD property. With strong support from the community, the $6.5 million project seeks to reclaim a deteriorated complex and replace it with renovated apartments, open green space, a community center and services such as day-care to improve the quality of life in the neighborhood.

-The Trust scored impressive results in affordable housing as it made its final commitments in 1998 under the HUD Community Investment Demonstration Program. Since 1994, when HUD selected the Trust as its partner in this demonstration program, the Trust has committed financing for 19 innovative housing projects in communities from Atlanta to San Francisco. Total development costs exceed $250 million.

     The Trust initiated a major review and upgrade of its financial and information management systems in 1998. When completed in 1999, the state-of-the-art systems will enable the Trust to maintain its pace of

[Photographs of Trust projects]

[Photograph of Stephen Coyle]
"The unprecedented growth, investment activity and overall performance of the Trust have earned it a reputation as a premier player in the pension investment and housing finance markets. This record of achievement establishes a solid foundation for even greater accomplishments in the future."
STEPHEN COYLE
CHIEF EXECUTIVE OFFICER

progress in the period ahead while keeping expense ratios among the lowest in the industry. The Trust took steps to ensure that its systems, and those of major suppliers, are Year 2000 compliant before the end of 1999. Information system upgrades, currently being implemented, will significantly enhance the Trust's services to its participants.

LOOKING AHEAD

The Trust achieved unprecedented success in 1998 in attracting capital, expanding housing investments, and managing growth assets to meet its investment goals. While it took three decades of growth before the Trust reached its first billion dollars of net assets in May 1995, the second billion was achieved less than four years later. With this growth, the Housing Investment Trust has moved into the front ranks of housing finance.

     The Trust has met the challenges of rapid growth by building an attractive, high-performing investment program -- one that moves beyond the traditional FHA multi-family market to develop sound investment opportunities in both multi- and single-family housing. Adoption of the Urban Investment 2000 strategy further expands these opportunities and, in doing so, positions the Trust to take a leadership role in pension investment in 1999 and into the next decade.

     This record of growth, performance and prudent management gives the Trust a strong foundation for further success in 1999 and beyond -- providing the secure investments, competitive returns, job creation, and housing production that our investors expect from the Trust.

                            FINANCIAL
                            STATEMENTS

                   AMERICAN FEDERATION OF LABOR
                AND CONGRESS OF INDUSTRIAL ORGANIZATIONS
                     HOUSING INVESTMENT TRUST



                         DECEMBER 31,1998
              (with Independent Auditor's Report Thereon)

INDEPENDENT AUDITORS' REPORT

TO THE PARTICIPANTS AND TRUSTEES OF THE AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST:


      We have audited the accompanying statement of assets and liabilities of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the two years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The per share data and ratios for each of the three years ended December 31,1996 were audited by other auditors whose report dated January 29, 1997, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General
              -----------------------------
of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination, or confirmation by correspondence with the custodian, of securities owned as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                      /s/ Arthur Andersen LLP

Washington, D.C.
January 15, 1999

AFL-CIO HOUSING INVESTMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998  (Dollars in thousands)

ASSETS

     Investments, at value (amortized cost $1,934,751)     $2,016,142
     Cash                                                         220
     Accrued interest receivable                               12,719
     Accounts receivable                                          920
     Prepaid expenses and other assets                          1,588

     TOTAL ASSETS                                           2,031,589


LIABILITIES

     Accounts payable and accrued expenses                       $909
     Redemptions payable                                        4,364
     Refundable deposits                                        1,305
     Income distribution payable, net of dividends
          reinvested of $15,315                                 1,640

     TOTAL LIABILITIES                                          8,218

     Net assets applicable to participants' equity -
          certificates of participation;
          authorized unlimited; outstanding
          1,816,185 units (note 5)                         $2,023,371

     Net asset value per unit of participation
          (in dollars)                                      $1,114.08

     See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998 (Dollars in thousands)

FHA Mortgages (30.0%)

                Interest     Maturity           Face      Amortized   Value
                  Rates        Date            Amount        Cost
                --------     --------          ------     ---------   ------
Single-Family    7.75%     Jul-2021-Aug-2021     $1,039     1,039     1,071
                 8.00%     Jul-2021               1,133     1,138     1,172
                10.31%     Feb-2016                  76        76        76
                11.31%     Mar-2016                  87        87        87

                                                  2,335     2,340     2,406
/TABLE

FINANCIAL STATEMENTS
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998(Dollars in thousands)

FHA MORTGAGES (30.0%)

                Interest     Maturity           Face      Amortized   Value
                  Rates        Date            Amount        Cost
                --------     --------          ------     ---------   ------
Multi-family     6.50%     Aug-2004               15,515     15,515     15,487
                 6.75      Nov-2037                3,660      3,200      3,698
                 7.20      Aug-2039                    0          0        134
                 7.25      Oct-2039                    0          0      1,659
                 7.43      May-2023               17,705     18,055     17,924
                 7.50      Nov-2022                7,539      7,718      7,614
                 7.55      Aug-2012                  919        693        921
                 7.63      Dec-2027-Jun-2037      78,592     78,358     83,587
                 7.70      Apr-2038               85,305     83,501     91,798
                 7.75      Nov-2034-Jun-2038      24,030     24,066     25,765
                 7.85      Sep-2037                2,614      2,614      2,819
                 7.88      Mar-2034-Mar-2037      16,510     16,696     17,829
                 7.93      Jul-2035               19,588     19,596     20,761
                 7.97      Jul-2038                4,129      4,045      4,531
                 8.00      Sep-2031-Jun-2038      23,430     23,247     24,740
                 8.13      Apr-2028-Apr-2038      23,111     23,129     24,772
                 8.18      Nov-2036               36,635     36,186     39,684
                 8.25      Feb-2026-Oct-2036      31,914     31,938     34,280
                 8.30      Nov-2027-Jun-2036      11,179     11,127     12,061
                 8.31      Mar-2038               22,963     22,641     25,260
                 8.38      Jan-2027               16,203     16,210     17,026
                 8.40      Apr-2012-Jan-2028      14,534     14,209     15,253
                 8.50      Apr-2012-Feb-2035      13,120     12,982     13,963
                 8.60      Jan-2028                2,042      2,045      2,138
                 8.63      Dec-2029                4,229      4,233      4,470
                 8.75      May-2036-Sep-2036      12,284     12,181     13,471
                 8.80      Oct-2032                5,634      5,637      6,046
                 8.88      Sep-2029-Jun-2036      10,378     10,292     11,095
                 9.00      Nov-2035                7,386      7,301      7,386
                 9.13      Dec-2033-May-2035       7,583      7,584      7,986
                 9.25      Feb-2029-Jun-2036      29,923     29,928     31,731
                 9.38      Jun-2034                1,867      1,897      2,036
                 9.50      Jul-2027                  378        388        416
                 9.75      Apr-2031                3,596      3,575      3,842
                10.00      May-2002-Mar-2031       5,863      5,863      6,193
                10.15      Mar-2034                1,960      1,960      2,033
                10.45      Jan-2030                1,219      1,215      1,285

                                                 563,537    559,825    601,694

                TOTAL FHA MORTGAGES             $565,872    562,165    604,100

/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998 (Dollars in thousands)

FHA CONSTRUCTION LOANS (6.6%)

             Interest Rates Maturity  Commitment   Face    Amortized  Value
               Perm  Const    Date*    Amount     Amount     Cost
                ----  -----   -------  ---------  -------- ---------- -----
Multi-family   NA    6.50%    May-2000  $5,700         $0        $0        $4
              6.50%  6.50%    Jul-2040   8,190        865       865       517
              6.66   6.66     Apr-2040   6,000      6,000     6,000     5,861
              6.75   6.75     Mar-2038   4,264      3,644     3,064     3,600
              6.75   6.75     Jun-2040   1,103        339       310       325
              6.81   6.81     Oct-2030  35,503      3,586     3,586     3,399
              6.88   7.13     Nov-2030  29,545      3,446     3,446     3,642
              6.88   6.88     Oct-2030  23,426      8,090     8,090     8,168
              6.90   7.25     Apr-2040  23,254          0         0       302
              7.00   7.00     Apr-2039   6,044      4,507     4,554     4,571
              7.13   7.13     Apr-2039   8,200      7,256     7,264     7,456
              7.17   7.17     Oct-2038   4,905        278       278       391
              7.50   7.50     May-2037  10,145      9,112     9,112     9,010
              7.55   7.55     Nov-2037   9,225      8,296     8,308     8,672
              7.70   7.70     Oct-2039  12,535     11,661    11,538    12,413
              7.75   7.75     Aug-2038   1,452      1,222     1,222     1,293
              7.80   7.80     Feb-2038  21,801     19,667    19,674    21,289
              7.88   7.88     Nov-2038   5,282      4,136     4,142     4,426
              8.25   8.50     Feb-2037   5,265      4,834     4,838     5,205
              8.75   8.80     Mar-2037  29,095     26,923    26,929    29,832
              9.90  10.00     Oct-2032   2,262      2,166     2,177     2,254

              TOTAL FHA CONSTRUCTION LOANS        126,028   125,397   132,630

     *  Permanent mortgage maturity date.

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998(Dollars in thousands)

GNMA SECURITIES (27.1%)

              Interest Maturity          Face        Amortized     Value
               Rate      Date           Amount         Cost
              -------- --------         ------      ---------    ---------
Single-Family  6.50%  Jul-2028-Dec-2028  $17,128      $17,126     $17,281
               7.00   Apr-2026-Dec-2028  105,060      107,076     107,349
               7.50   Jan-2025-Jun-2028  150,587      154,378     155,288
               8.00   Dec-2009-May-2028  132,194      136,210     137,126
               8.50   Jun-2022-Dec-2024   28,410       29,217      30,225
               9.00   May-2016-Jun-2025   13,513       14,031      14,487
               9.50   Aug-2016-Sep-2021    3,864        3,938       4,147
              10.00            Jun-2019       28           28          30
              11.00   Jul-2015-Sep-2016      168          168         184
              11.25   Oct-2015                87           87          87
              12.00   Apr-2015-Jun-2015       58           58          64
              12.25   Apr-2015                 4            4           4
              13.00   Jul-2014                 2            2           3
              13.25   Dec-2014                 6            6           6
              13.50   Aug-2014                 2            2           2

                                         451,111      462,331     466,283


Multi-family   6.75%           Nov-2038  $15,285      $15,060     $15,592
               7.50   Jul-2037-Nov-2037   13,358       13,373      14,412
               7.70            Jul-2036    9,006        9,049       9,878
               7.88   Jan-2033-Jul-2039    2,630        2,630       4,715
               8.25   May-2032-Sep-2036    7,552        7,620       7,837
               8.50            Jul-2029    7,256        7,257       7,718
               8.75            Dec-2026    4,361        4,361       4,430
               9.00            Jun-2030    7,959        7,436       8,186
              10.05            May-2026    1,253        1,253       1,260
              12.55            Jun-2025    6,095        6,019       6,248

                                          74,755       74,058      80,276

              TOTAL GNMA SECURITIES     $525,866    $536,389    $546,559


SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998 (Dollars in thousands)

GNMA CONSTRUCTION LOANS (6.8%)

           Interest Rates Maturity Commitment    Face       Amortized    Value
            Perm  Const    Date*    Amount      Amount        Cost
             ----  -----   -------  ---------  ----------   ---------- -------
Multi-family  6.24% 6.24%   Jan-2040 $26,500    $2,633      $1,997     $1,620
              6.50  6.50    Apr-2040   3,600        25          25          2
              6.62  6.62    Jan-2040  10,010     1,582       1,582      1,667
              6.93  7.07    Jan-2040   8,460     4,641       4,641      4,884
              7.10  7.10    Oct-2039  42,137    30,194      30,035     31,905
              7.13  7.13    Nov-2038   7,516     7,003       6,929      7,281
              7.18  7.18    Jan-2039   4,095     3,840       3,840      4,012
              7.33  7.76    Nov-2029  27,555     9,979       9,984     11,657
              7.80  8.00    Jan-2039  54,238    48,162      48,194     53,151
              8.04  7.88    Jan-2039  20,958    18,031      18,150     20,126

              TOTAL GNMA CONSTRUCTION LOANS   $126,090    $125,377   $136,305

              *Permanent mortgage maturity date

FNMA SECURITIES (19.4%)


          Interest   Maturity           Commitment   Face  Amortized   Value
           Rates      Date                Amount    Amount    Cost
          --------   -------            ---------- -------  --------  --------
Single-family  6.00%   Jun-2005-Dec-2028          $106,894  $106,004  $105,621
               6.50    Oct-2005-Nov-2028            95,274    96,293    96,020
               7.00    Jan-2004-Jul-2028            27,726    27,531    28,261
               7.50    Dec-2007-Dec-2010            46,731    48,111    48,042
               8.25             Oct-2021               154       152       160
               8.50    Aug-2021-Dec-2021               344       344       361
               9.00    Jan-2024-May-2025             1,066     1,109     1,093

                                                   278,189   279,544   279,558

/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998 (Dollars in thousands)

FNMA SECURITIES (19.4%)

          Interest      Maturity     Commitment     Face   Amortized    Value
           Rates         Date          Amount      Amount    Cost
          --------  ----------------  ---------  ---------- --------- -------
Multi-family 5.57%          Aug-2010   $16,500         $0       $0      $(325)
             6.25           Dec-2013                2,841    2,856      2,853
             6.38           Nov-2008               30,750   30,750     32,092
             6.50           Nov-2015     7,400        328      328        334
             7.25  Nov-2011-Jul-2012               10,103   10,103     10,710
             7.38           Mar-2015     3,200          0        0          0
             7.50  May-2012-Dec-2012                1,648    1,640      1,791
             7.50           Jan-2015     3,030      1,811    1,811      2,084
             7.63  Jun-2008-Feb-2013                4,073    4,508      4,420
             7.75  Sep-2006-May-2013                2,343    2,319      2,558
             7.75           Jan-2025     6,170          0        0        621
             7.88           Jan-2007                  453      447        490
             8.00  Nov-2019-May-2020                7,116    7,075      7,899
             8.13  Sep-2012-May-2020               11,841   11,786     13,256
             8.25           May-2022                  597      601        669
             8.25           Sep-2025    10,939      9,812    9,812     10,303
             8.38           Jan-2022                1,117    1,103      1,251
             8.50           Sep-2026                1,530    1,514      1,714
             8.63           Sep-2028                7,349    7,354      8,231
             9.13           Sep-2015                4,108    4,075      4,601
             9.25           Jun-2018                5,323    5,296      5,960

                                                  103,143  102,928    111,843

             TOTAL FNMA SECURITIES               $381,332 $382,472   $391,401



/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998(Dollars in thousands)

FHLMC SECURITIES (6.3%)
               Interest   Maturity           Face      Amortized       Value
                Rate       Date             Amount       Cost
               --------   --------          ------     ---------    ----------
Single-family  6.00%     Mar-2005-Nov-2028   $1,940        $1,956      $1,919
               6.50      Mar-2013-Oct-2028   27,308        27,663      27,656
               7.00      May-2004-Mar-2028   37,072        37,761      37,830
               7.50      Nov-2003-Aug-2024   42,243        43,506      43,405
               8.25          Dec-2022           405           403         422
               8.50      Jul-2024-Jun-2025    5,924         5,964       6,201
               9.00%         Mar-2025         1,122         1,138       1,187

                                            116,014       118,391     118,620

               Interest   Maturity           Face      Amortized       Value
                Rate       Date             Amount       Cost
               --------   --------          ------     ---------    ----------

Multi-family   8.00%     Feb-2009           $7,854      $7,864        $7,868


               TOTAL FHLMC SECURITIES     $123,868    $126,255      $126,488


LOCAL INITIATIVES (1.9%)


               Interest Maturity       Commitment   Face   Amortized  Value
                Rates    Date           Amount     Amount    Cost
               ------- -------          -------   --------  ------   -------
Multi-family   7.70% Jun-2006-Jun-2029 $41,094    $24,366   $24,366   $25,527
               8.00           May-2025              4,885     4,869     5,186
               8.25  Jan-2025-Sep-2012              1,400     1,378     1,434
               8.38  Feb-2007-Jan-2008              1,766     1,746     1,866
               8.63           Jun-2025              1,428     1,428     1,528
               9.13           May-2017                688       693       688
               9.39           Dec-2023                968       964     1,036
               9.50  Aug-2012-Apr-2024              2,175     2,185     2,327

               TOTAL LOCAL INITIATIVES            $37,676   $37,629   $39,592

TOTAL LONG-TERM INVESTMENTS                    $1,886,732 1,895,684 1,977,075

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998(Dollars in thousands)

SHORT-TERM INVESTMENTS (1.9%)


                          Maturity              Face   Amortized
Description                Date        Rate    Amount    Cost      Value
-----------               --------  --------  -------- --------  ---------
REPURCHASE
AGREEMENTS

NationsBank                  04-Jan-99 4.50%  $2,300   $2,300    $2,300
Amalgamated Bank             27-Jan-99 5.55%   2,000    2,000     2,000

                                               4,300    4,300     4,300

COMMERCIAL PAPER
Corporate Receivable         04-Jan-99 5.15    5,000    4,998     4,998
Corporate Asset Funding      04-Jan-99 4.95    5,000    4,998     4,998
Campbell Soup Co.            04-Jan-99 5.20    5,500    5,498     5,498
Xerox Credit Corp.           14-Jan-99 5.30    5,000    4,990     4,990
GTE Funding, Inc.            21-Jan-99 5.31    4,760    4,746     4,746
AESOP Funding Corp.          29-Jan-99 5.47    5,000    4,979     4,979
Kitty Hawk Funding Corp.     12-Feb-99 4.90    4,585    4,558     4,558

                                              34,845   34,767    34,767

             TOTAL SHORT-TERM INVESTMENTS    $39,145  $39,067   $39,067

TOTAL INVESTMENTS
                                Face Amount    Amortized Cost    Value
                              --------------  ---------------   --------
                                $1,925,877     $1,934,751       $2,016,142

STATEMENT OF OPERATIONS
Year ended December 31,1998 (Dollars in thousands)

INVESTMENT INCOME:
                            INTEREST:
                              FHA mortgages                $ 47,186
                              FHA construction loans         17,187
                              GNMA securities                45,302
                              FNMA securities                15,808
                              FHLMC securities                8,049
                              Local initiatives               1,979
                              Short-term investments          3,884
                              Discount and (premium)         (5,950)
                               amortization and other
                               income - net

                             TOTAL INCOME                   133,445

EXPENSES:
                            Salaries and fringe benefits      4,357
                            Legal fees                          268
                            Consulting fees                     317
                            Auditing and tax accounting fees     87
                            Insurance                           152
                            Marketing and sales promotion       536
                            Program development                 247
                            Trustee expenses                     32
                            General expenses                  1,259

                            TOTAL EXPENSES                    7,255

                            INVESTMENT INCOME - NET         126,190

                            Realized gain on sale
                             of investments                   3,978

                            Net change in unrealized
                              appreciation on
                               investments                   15,792

                            NET GAIN ON INVESTMENTS          19,770

                            NET INCREASE IN NET ASSETS
                             RESULTING FROM OPERATIONS     $145,960

                            See accompanying notes to
                             financial statements.
/TABLE

STATEMENT OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997 (Dollars in thousands)

      INCREASE IN NET ASSETS FROM OPERATIONS           1998            1997
                                                   ------------    ---------
             Investment income - net                 $126,190     $108,793
             Net realized gain on sale of investments   3,978          751
             Net change in unrealized appreciation     15,792       44,383
             Net increase in net assets resulting
              from operations                         145,960      153,927

             Distribution paid to participants
              or reinvested from:
              Investment income - net                 (126,322)   $(108,848)
              Net realized gain on investments          (3,978)        (733)
             Net decrease in net assets from
              distributions                           (130,300)    (109,581)


INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS           1998        1997
                                                     -----------   --------
            Proceeds from the sale of 210,757 and
             171,967 units of participation in 1998
             and 1997, respectively                    234,115     187,444
            Dividend reinvestment of 105,856 and
             88,600 units of participation in
             1998 and 1997, respectively               117,712      96,007
            Payments for redemption of 14,284 and
             35,793 units of participation in
             1998 and 1997, respectively               (15,861)    (39,215)

            Net increase from share transactions       335,966     244,236

            TOTAL INCREASE IN NET ASSETS               351,626     288,582

            Net Assets at the beginning of period    1,671,745   1,383,163

            NET ASSETS AT END OF PERIOD             $2,023,371  $1,671,745


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The American Federation of Labor and Congress of Industrial Organizations
(AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The
Trust has obtained certain exemptions from the requirements of the Investment
Company Act of 1940 that are described in the Trust's prospectus.

     Participation in the Trust is limited to labor organizations and eligible pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION
Investments are presented at value. Value determinations are summarized by specific category of investment as follows:

     Long-term investments, consisting of permanent mortgages, mortgage-backed securities, construction loans and participation certificates, are valued using published prices, dealer bids, or cash flow models discounted using market-based discount and prepayment rates, developed individually for each security. The market-based discount rate is composed of a risk-free yield
(i.e., a U.S. Treasury Note with a weighted average life comparable to the security being valued) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S.
Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On loans for which the Trust finances the construction and permanent mortgage, value is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan.

     Short-term investments, consisting of repurchase agreements and commercial paper that mature less than sixty days from the balance sheet date, are valued at amortized cost, which approximates value. Short-term investments maturing more than sixty days from the balance sheet date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale.
Short-term investments maturing more than sixty days from the balance sheet date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

     Additional information relative to investment terms and credit risks are described more fully in the Trust's prospectus.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Trust's policy is to comply with the requirements of the Internal Revenue
Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The total cost of the portfolio of investments for federal income tax purposes approximates the cost of all investments for financial statement purposes.

DISTRIBUTIONS TO PARTICIPANTS
At the end of each calendar month, pro rata distribution is made to participants of the net investment income earned during the preceding month.
Amounts distributable, but not disbursed, as of the balance sheet date are classified as income distribution payable.

     Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

     The Trust offers an income reinvestment plan which allows current participants to automatically reinvest their income distribution into Trust units of participation. Total reinvestment approximated 90 percent of distributable income for the year ended December 31, 1998.

INVESTMENT INCOME
Interest income is recognized on an accrual basis. Commitment fees, points and other discounts or premiums resulting from the funding or acquisition of mortgage loans or mortgage-backed securities are accounted for as an adjustment to the cost of the investment and amortized over the estimated life of the mortgage loan or mortgage-backed security. Realized gains and losses from investment transactions are recorded on the trade date using an identified cost basis.

2.  TRANSACTIONS WITH AFFILIATES
During the year ended December 31, 1998, certain members of the Trust's staff provided services to the AFL-CIO Building Investment Trust, a Maryland Group
Trust. The total cost for these services and related expenses for the year ended December 31, 1998, amounted to $1,544,000. The Trust was reimbursed for all of these costs, except for $314,000 which is included within accounts receivable in the accompanying financial statements.


INVESTMENT TRANSACTIONS
(dollars in thousands)
                              FHA                    GNMA
                    FHA    Construction   GNMA    Construction   FNMA      FHLMC     Local
                 Mortgages  Loans      Securities    Loans     Securities Securities Initiatives
                --------- ------------ ----------  ------------ --------- ----------  -----------
Balance,
January 1, 1998 $510,595   $298,943     $377,463    $63,293     $224,778 $51,066     $12,741

Purchases &
 construction
 loan advances,
 net of
 discounts             0    79,468      400,654    109,066      308,589 127,148       25,395

Change in
 Discounts &
 (premiums)        (3,093)   2,860        3,253       (274)         604   1,972          (44)

Transfers        213,640  (216,279)      25,743    (23,104)           0        0           0

Principal
 Reductions     (158,977)  (39,595)    (270,724)   (23,604)    (151,499) (53,931)       (463)

Balance,
 December 31,
 1998           $562,165 $125,397     $536,389    $125,377     $382,472 $126,255      $37,629


3.  COMMITMENTS
The assets of the Trust are invested in short-term investments until they are required to fund commitments for construction loans, mortgage-backed securities or permanent mortgages. At December 31, 1997, the Trust had remaining unfunded commitments of approximately $519,200,000 to fund construction and permanent mortgages, and other investments. The Trust is required to maintain a segregated account of securities in an amount no less than the total unfunded commitments less short-term investments.

4.  INVESTMENT TRANSACTIONS
A summary of investment transactions for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the year ended December 31, 1998, is shown in the Investment Transactions chart above.
     For the year ended December 31, 1998, the Trust had net unrealized appreciation in value of investments of approximately $15,792,000. The accumulated unrealized appreciation in the value of investments of securities was approximately $81,391,000.

5.  PARTICIPANTS' EQUITY (dollars in thousands)
Participants' equity consisted of the following at December 31, 1998:

Amount invested and reinvested by current participants     $1,943,094

(Gain)loss on redemption of units of participation             (1,720)

Accumulated net unrealized appreciation in the value
   of investments                                              81,391

Accumulated undistributed investment income - net                 606

NET PARTICIPANTS' EQUITY                                   $2,023,371


6.  RETIREMENT AND DEFERRED COMPENSATION PLANS
The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multi-employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at a rate approximating 17.4 percent of employees' salaries during the year ended December 31, 1998. The Trust's total pension expense for the year ended December 31, 1998 was approximately $608,000.

The Trust has a tax deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 15 percent of their annual salary or the applicable IRS limit. The Trust matched dollar for dollar the first $1,350 of employee contributions. The Trust's 401(k) contribution for the year ended December 31, 1998 was approximately $66,000.

7.  BANK LOANS
The Trust has a secured $25,000,000 bank line of credit. Borrowings under this agreement bear interest at LIBOR plus one-half percent. Five mortgage-backed securities have been pledged as collateral for the line of credit. As of December 31, 1998, the Trust had no outstanding balance on this line of credit. No compensating balances are required.

SUPPLEMENTAL INFORMATION
Selected Per Share Data and Ratios for the Years Ended December 31, 1998, 1997, 1996, 1995, 1994

PER SHARE DATA
                          1998          1997       1996       1995     1994
                         --------     ------    ------     -------   ------
Investment Income       $81.89         83.77     84.10      86.50     87.13
Expenses                 (4.41)        (4.71)    (4.99)     (5.38)    (5.47)
                                     --------   -------    -------    ------
Investment Income - net  77.48         79.06     79.11      81.12     81.66

Distribution from
 investment income - net(77.55)       (79.10)   (78.76)    (80.77)   (81.66)
Distribution from
 realized gain on
 investments             (1.30)        (0.48)

Net asset value
Beginning of period    1,104.30     1,072.98  1,098.53     991.40  1,102.58

Net realized and
 unrealized gains
 (losses) on
 investments
 Net increase (decrease)
 in net asset value        9.78        31.32    (25.55)    107.13   (111.18)

END OF PERIOD         $1,114.08     1,104.30  1,072.98   1,098.53    991.40


RATIOS

                          1998      1997        1996       1995     1994
                          -----      ------      ------     -------   ------
Ratio of expenses to
 average net assets        0.39%      0.43%       0.46%      0.51%     0.52%

Ratio of net investment
 income to average net
 assets                    6.8%       7.2%        7.3%       7.6%      7.8%

Portfolio turnover rate   39.5%      15.3%       20.3%      31.2%     27.5%

Number of outstanding
 units at end of period   1,816,185  1,513,856   1,289,082  1,062,234  943,378

See accompanying notes to financial statements.

TRUSTEES

Richard Ravitch, Chairman* -- Principal, Ravitch, Rice and Company

John J. Sweeney* -- President, AFL-CIO

Richard L. Trumka -- Secretary-Treasurer, AFL-CIO

Linda Chavez-Thompson -- Executive Vice President, AFL-CIO

Arthur A. Coia -- President, Laborers' International Union of North America

Jack E. Cullerton -- Management Trustee, Central Pension Fund of the
                     International Union of Operating Engineers and Participating Employers

Terrence R. Duverney -- Legg Mason Public Finance

Alfred J. Fleischer -- Chairman, Fleischer-Seegar Construction Company

Robert A. Georgine -- President, Building and Construction Trades Department,
                      AFL-CIO

Frank Hanley -- President, International Union of Operating Engineers

Edwin D. Hill -- International Secretary-Treasurer, International Brotherhood
                 of Electrical Workers

Frank Hurt -- President, Bakery, Confectionery & Tobacco Workers International
              Union

John T. Joyce -- President, International Union of Bricklayers and Allied
                 Craftworkers

Walter M. Kardy -- President, Specialty Contractors Management, Inc.

George Latimer -- Distinguished Visiting Professor, Macalester College

Martin J. Maddaloni -- General President, United Association of Journeymen
                       and Apprentices of the Plumbing and Pipefitting
                       Industry

Michael E. Monroe -- General President, International Brotherhood of Painters
                     and Allied Trades

Marlyn J. Spear -- Chief Investment Officer, Milwaukee & Vicinity Building
                   Trades United Pension Trust Fund

Tony Stanley* -- Vice President, TransCon Builders, Inc.

Andrew L. Stern -- President, Service Employees International Union

Patricia F. Wiegert --Retirement Administrator, Contra Costa County Employees'
                      Retirement Association

*Executive Committee Members


EXECUTIVE OFFICERS

Stephen Coyle
Chief Executive Officer

Michael M. Arnold
Director of Investor Relations

James D. Campbell
Chief Investment Officer

ElChino Martin
General Counsel

Harry W. Thompson
Controller

Patton H. Roark, Jr.
Portfolio Manager

REGIONAL OFFICES

RICK JACKSON -- Northeast Regional Director
1717 K Street, NW, Suite 707; Washington, DC 20006; (202) 331-8055

PHIL COUTURE -- Midwest Regional Director
5330 Heatherdowns Boulevard Suite 100; Toledo, Ohio 43614;(419) 865-0048

GREGORY DYSON -- Western Regional Executive
CHRISTINE BOYLAN CARR -- Director of Development, Western Region
235 Montgomery Street, Suite 935; San Francisco, CA 94105; (415) 512-7418


COUNSEL OF RECORD
Swidler Berlin Shereff Friedman LLP;
Washington, DC

CERTIFIED PUBLIC ACCOUNTANT
Arthur Andersen LLP; Washington, DC

INVESTMENT ADVISER
Wellington Management Company LLP;
Boston, Massachusetts

VALUATION CONSULTANT
KPMG LLP; Washington, D.C.

CUSTODIAN BANK
Bankers Trust Company; New York
New York